UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2004

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact name of registrant as specified in its charter)

                  0-28-44 (Blue Ridge)      24-0854342 (Blue Ridge)

Pennsylvania      0-28-43 (Big Boulder)     24-0822326 (Big Boulder)

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(State of other   (Commission File Number)   (IRS Employer

jurisdiction of                              Identification Number)

incorporation)

P. O. Box 707, Blakeslee, Pennsylvania 18610-0707

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (570) 443-8433

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Not applicable

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(Former name or former address, if changed since last report)

     Under a Security Combination Agreement between  Blue Ridge Real Estate Company (Blue Ridge) and Big Boulder  Corporation (Big Boulder) (referred to as the Corporations) and under the by-laws of the Corporations, shares of the Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of either of the Corporations may be transferred only together with an equal number of shares of the other Corporation.  For this reason, a combined Blue Ridge/Big Boulder Form 8-K/A is being filed.  Except as otherwise indicated, all information applies to both Corporations.

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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated June 1, 2004, as filed with the Securities and Exchange Commission on June 8, 2004, as set forth in the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits for Certain Property Acquisitions:

Report of Independent Auditors

Statement of Revenues and Certain Expenses

Notes to Statement of Revenues and Certain Expenses

Unaudited Pro Forma Condensed Statements of Income:

For the Year ended October 31, 2003 and

the Six Months Ended April 30, 2004

Notes to Pro Forma Condensed Financial Statements

Exhibits:

None

Signatures

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Report of Independent Auditors

To Shareholders of

Blue Ridge Real Estate Company

and Big Boulder Corporation

We have audited the accompanying statement of revenues and certain expenses (“Financial statement”) of the Oxbridge Square Shopping Center ("Oxbridge"), located in Richmond, Virginia for the year ended December 31, 2003. This financial statement is the responsibility of Oxbridge's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Financial statement was prepared for the purpose of complying with rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of Blue Ridge Real Estate Company/Big Boulder Corporation and is not intended to be a complete presentation of Oxbridge's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Oxbridge for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Parente Randolph, P.C.

August 5, 2004

Wilkes-Barre, PA

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Oxbridge Square Limited Partnership

Statement of Revenues and Certain Expenses

For the year ended December 31, 2003

Revenues

Rent	$981,232

Certain Expenses

Advertising	5,040
Bookkeeping	12,000
Insurance	4,397
Miscellaneous	564
Professional fees	41,957
Real estate taxes	25,193
Repairs and maintenance	24,208
Utilities	10,546

Total certain expenses	123,905

Revenue in excess of certain expenses	$857,327

See accompanying notes to financial statement.

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Oxbridge Square Limited Partnership
Notes to Statement of Revenues and Certain Expenses
For the year ended December 31, 2003

1.     Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of a multi-tenant shopping center. Oxbridge Square Shopping Center is a community shopping center located in Richmond, VA, (the “Property”). The Property contains approximately 127,801 square feet of gross leasable space. In June 2004, Oxbridge Square Shopping Center, LLC, a wholly owned subsidiary of Blue Ridge Real Estate Co. acquired the Property.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest, ground rent, commissions, depreciation and amortization not directly related to future operations.

2.     Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

The Properties are being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the terms of the leases.

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4.     Future Minimum Rents Schedule

Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2004

$  920,848

2005

752,116

2006

536,595

2007

267,927

2008

    72,275

Total

$2,549,761

   In addition to the minimum rents, certain tenants are required to pay percentage rents if certain sales criteria are met.  Tenants are also required to pay common area maintenance, insurance and merchants’ association fees, which are included in rental income.

   Approximately 25% of the leasable space was vacant at December 31.  Substantially, all of the current tenants’ leases are due to expire within the next five years.  The two largest tenants occupy approximately 41% of the leasable space.

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Blue Ridge Real Estate Company and Subsidiaries

And

Big Boulder Corporation and Subsidiaries

Pro Forma Condensed Statements of Income
For the year ended October 31, 2003
For the six months ended April 30, 2004

The following unaudited pro forma condensed statements of income are presented as if Blue Ridge Real Estate Co. (the “Company”) had acquired the real estate assets of the Oxbridge Square Shopping Center as of November 1, 2002. These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended October 31, 2003 and on Form 10-Q for the six months ended April 30, 2004. The pro forma condensed statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the properties as of November 1, 2002, nor does it purport to represent the results of operations of the Company for future periods.

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Blue Ridge Real Estate Company

Pro Forma Condensed Statements of Income

For the year ended October 31, 2003

	Blue Ridge Real Estate Co.	Acquired	Pro Forma Adjustments	Pro Forma
	Historical (a)	Property (b)	(c)	Combined

Revenues:
Ski operations	$10,269,984			$10,269,984
Real estate management	3,129,394			3,129,394
Summer recreation operations	1,876,724			1,876,724
Land resource management	2,620,907			2,620,907
Rental income	1,964,609	$981,232		2,945,841
	19,861,618	981,232		20,842,850
Costs and expenses:
Ski operations	10,669,427			10,669,427
Real estate management	2,750,152			2,750,152
Summer recreation operations	1,738,786			1,738,786
Land resource management	585,137			585,137
Rental income	3,256,216	123,905	$231,331	3,611,452
General and administration	1,055,746			1,055,746
	20,055,464	123,905	231,331	20,410,700
(Loss) income from operations	(193,846)	857,327	(231,331)	432,150

Other income (expense):
Interest and other income	22,475			22,475
Interest expense	(424,766)		(297,176)	(721,942)
	(402,291)		(297,176)	(699,467)

(Loss) income before income taxes	(596,137)	857,327	(528,507)	(267,317)

Provision (credit) for income taxes:
Current	(14,000)			(14,000)
Deferred	297,000		132,000	429,000
	283,000		132,000	415,000

Net (loss) income	$(879,137)	$857,327	$(660,507)	$(682,317)

Earnings retained in business:
Beginning of year	10,166,211			10,166,211
End of year	$9,287,074			$9,483,894

Basic and diluted (loss) earnings per weighted average combined share	($0.45)			($0.35)

See accompanying notes to financial statement.

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Blue Ridge Real Estate Company

Pro Forma Condensed Combining Statements of Income

For the six months ended April 30, 2004

	Blue Ridge Real Estate Co. Historical (a)	Acquired Property (b)	Pro Forma Adjustments (c)	Pro Forma Combined

Revenues:
Ski operations	$9,618,408			$9,618,408
Real estate management	1,763,517			1,763,517
Summer recreation operations	224,307			224,307
Land resource management	723,475			723,475
Rental income	881,878	$490,616		1,372,494
	13,211,585	490,616		13,702,201
Costs and expenses:
Ski operations	9,376,535			9,376,535
Real estate management	1,515,934			1,515,934
Summer recreation operations	374,236			374,236
Land resource management	228,850			228,850
Rental income	413,928	61,953	$115,666	591,546
General and administration	420,010			420,010
	12,329,493	61,953	115,666	12,507,111
Income from operations	882,092	428,664	(115,666)	1,195,090

Other income (expense):
Interest and other income	12,031,538			12,031,538
Interest expense	(249,948)		(148,588)	(398,536)
	11,781,590		(148,588)	11,633,002

Income before income taxes	12,663,682	428,664	(264,254)	12,828,092

Provision for income taxes:	4,970,499		164,000	5,134,499
	4,970,499		164,000	5,134,499

Net (loss) income	$7,693,183	$428,664	$(428,254)	$7,693,593

Basic earnings per weighted average combined share	$4.01			$4.01

Diluted earnings per weighted average combined share	$3.96			$3.96

See accompanying notes to financial statement.

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Blue Ridge Real Estate Company.

Notes to Pro Forma Condensed Statements of Income

Pro Forma Condensed Statement of Income

for the year ended October 31, 2003

(a)

Reflects the Company’s historical operations for the year ended October 31, 2003 (audited), as previously filed.

(b)

Reflects the revenues and certain expenses of the acquired property for the year ended December 31, 2003.

(c)

Reflects the increase of depreciation, management fees, interest and income taxes relating to the acquired property.

Pro Forma Condensed Statement of Income
for the six months ended April 30, 2004

(a)

Reflects the Company’s historical operations for the six months ended April 30, 2004 (unaudited), as previously filed.

(b)

Reflects the expected operations of the acquired property for a six month period.

(c)

Reflects the increase of depreciation, management fees, interest and income taxes relating to the acquired property.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Blue Ridge Real Estate Company

                                     Big Boulder Corporation

Date: August 6, 2004

                                     By:

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                                         Eldon D. Dietterick

                                         Executive Vice President

                                         and Treasurer

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